Exhibit 32



                              CERTIFICATION


Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and in connection with the filing by AccessTel, Inc. (the "Company") with the Securities and Exchange Commission of its Quarterly Report on Form 10-QSB for the Quarterly Period Ended June 30, 2003 (the "Report"), the undersigned does hereby certify that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.



                                          /s/ DAVID C. MERRELL
Date:  September 9, 2003             By:  _______________________
                                          David C. Merrell
                                          President and Chief
                                          Financial Officer